UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2015

Lattice Semiconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 N. E Moore Court

Hillsboro, Oregon 97124-6421

(Address of principal executive offices) (Zip Code)

(503) 268-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2015, Lattice Semiconductor Corporation (the “Company”) issued a press release announcing updates to its business outlook for the fourth quarter of its fiscal year 2014.

A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release of Lattice Semiconductor Corporation, issued January 27, 2015 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: January 27, 2015

	By:	/s/ Byron W. Milstead
	Name:	Byron W. Milstead
	Title:	Corporate Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Lattice Semiconductor Corporation, issued January 27, 2015 (furnished herewith).